ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:          December 1, 2001 - December 31, 2001
                            ------------------------------------

SETTLEMENT DATE:            15-Jan-02
                            ------------------------------------

A.  SERIES INFORMATION
    ADVANTA LEASING RECEIVABLES CORP. VIII AND

    ADVANTA LEASING RECEIVABLES CORP. IX
    EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,

    SERIES 1999-1

I.  SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

    (a.)  Beginning Aggregate Contract Principal Balance ...................................................   $ 12,168,352.25
                                                                                                               ------------------
    (b.)  Contract Principal Balance of all Collections allocable to Contracts .............................   $  1,021,031.41
                                                                                                               ------------------
    (c.)  Contract Principal Balance of Charged-Off Contracts ..............................................   $    136,139.19
                                                                                                               ------------------
    (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date. .........   $ 11,011,181.65
                                                                                                               ------------------

          BALANCES ON THIS SETTLEMENT DATE
          --------------------------------
    (d.)  Class A Principal Balance as of this
          Settlement Date (Class A Note Factor)         0.0896692                                              $  8,866,146.52
                                                       ---------                                               ------------------
    (e1.) Ending Class A-1 Principal Balance            0.0000000                   $ -
                                                        ---------       ---------------
    (e2.) Ending Class A-2 Principal Balance            0.0000000                   $ -
                                                        ---------       ---------------
    (e3.) Ending Class A-3 Principal Balance            0.9386429        $ 8,866,146.52
                                                        ---------       ---------------
    (f.)  Ending Class B Principal Balance as of this
          Settlement Date (Class B Note Factor)         0.1849170                                              $  2,145,035.14
                                                        ---------                                              ------------------


II. COMPLIANCE RATIOS

    (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ...................................   $ 11,809,239.19
                                                                                                               ------------------

    (b.)   CBR of Contracts 1 - 30 days delinquent .........................................................   $  1,672,812.72
                                                                                                               ------------------
    (c.)    % of Delinquent Contracts 1 - 30 days as of the related Calculation Date ........................            14.17%
                                                                                                               ------------------

    (d.)   CBR of Contracts 31 - 60 days delinquent ........................................................    $   711,386.68
                                                                                                               ------------------
    (e.)    % of Delinquent Contracts 31 - 60 days as of the related Calculation Date .......................             6.02%
                                                                                                               ------------------

    (f.)   CBR of Contracts 61 - 90 days delinquent ........................................................    $   258,084.54
                                                                                                               ------------------
    (g.)    % of Delinquent Contracts 61 - 90 days as of the related Calculation Date .......................             2.19%
                                                                                                               ------------------

    (h.)   CBR of Contracts > 91 days delinquent ...........................................................    $   151,452.94
                                                                                                               ------------------
    (i.)    % of Delinquent Contracts > 91 days as of the related Calculation Date .........................              1.28%
                                                                                                               ------------------

    (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date ....................              9.49%
                                                                                                               ------------------
    (j2.)  Month 2:       Nov-01 ...........................................................................              8.98%
                                                                                                               ------------------
    (j3.)  Month 3:       Oct-01 ...........................................................................              9.69%
                                                                                                               ------------------
    (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ...........................              9.39%
                                                                                                               ------------------


    (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) ..........................              7.99%
                                                                                                               ------------------
    (k2.)  Month 2:       Nov-01 ...........................................................................              1.20%
                                                                                                               ------------------
    (k3.)  Month 3:       Oct-01 ...........................................................................              0.00%
                                                                                                               ------------------
    (k4.)  Three month rolling average % for Defaulted Contracts ...........................................              3.06%
                                                                                                               ------------------

           Does the Cumulative Loss % exceed

    (l1.)  The Loss Trigger Level % from Beginning Period to and
           including 12th Collection Period ?  Y or N......................................................               n/a
                                                                                                               ------------------
    (l2.)  The Loss Trigger Level % from 13th Collection Period to and including
           24th Collection Period ? .Y or N. ...............................................................              n/a
                                                                                                               ------------------
    (l3.)  The Loss Trigger Level % from 25th Collection Period and thereafter ?
           Y or N ..........................................................................................              NO
                                                                                                               ------------------


    (m1.)  Residual Realization for the related Collection Period ..........................................            138.21%
                                                                                                               ------------------
    (m2.)  Month 2:     Nov-01 .............................................................................            127.38%
                                                                                                               ------------------
    (m3.)  Month 3:     Oct-01 .............................................................................            132.31%
                                                                                                               ------------------
    (m4.)  Three month rolling average Residual Realization Ratio ..........................................            132.63%
                                                                                                               ------------------

    (n.)   Does the three month rolling Residual Realization ratio exceed 100%      Y or N .................           YES
                                                                                                               ------------------

III. FLOW OF FUNDS
    (1.) The amount on deposit in Available Funds ..........................................................    $ 1,490,819.99
                                                                                                               ------------------
    (2.) The prepayment amounts deposited, if any, by the Issuers' to the Collection Account for
         removal of defaulted contracts ....................................................................    $
                                                                                                               ------------------

    (3.) Total deposits in the Collection Account to be used as available funds on this Payment Date .......    $ 1,490,819.99
                                                                                                               ------------------

    (a.) To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance .........................    $ -
                                                                                                               ------------------
    (b.) To the Servicer, the Servicing Fee and miscellaneous amounts, if any ..............................    $    10,140.29
                                                                                                               ------------------

         To Series 1999-1 Noteholders:

    (c.) To Class A, the total Class A Note Interest and Class A Overdue Interest
         for the related period ............................................................................    $    56,261.59
                                                                                                               ------------------
               Interest on Class A-1 Notes .................      $ -
                                                               ---------------
               Interest on Class A-2 Notes .................      $ 1,948.76
                                                               ---------------
               Interest on Class A-3 Notes .................      $ 54,312.82
                                                               ---------------
    (d.) Interest on Class B Notes for the related period ..................................................    $    14,361.02
                                                                                                               ------------------

    (e.) To Series 1999-1 Noteholders:
         To Class A, the total applicable Principal Payment                                                     $   931,747.75
                                                                                                               ------------------
               Principal Payment to Class A-1 Noteholders ...     $ -
                                                                ---------------
               Principal Payment to Class A-2 Noteholders ...     $ 352,186.27
                                                                ---------------
               Principal Payment to Class A-3 Noteholders ...     $ 579,561.48
                                                                ---------------

         To Class B for applicable Principal Payment to the extent of the Class B Floor ....................    $   225,422.85
                                                                                                               ------------------


    (f.) To the Reserve Account :

         The amount needed to increase the amount in the Reserve Account to the Required Reserve ...........   $ -
                                                                                                               ------------------


    (g.) Upon the occurrence of a Residual Event            the lesser of:
         ---------------------------------------
         (A) the remaining Available Funds and ..............    $ -
                                                                ---------------
         (B) the aggregate amount of Residual Receipts
            included in Available Funds . . .................    $ -
                                                                ---------------
         To be deposited to the Residual account ...........................................................   $ -
                                                                                                               ------------------

    (h.) To the Issuers, as owner of the Pledged Assets, any remaining
         Available Funds on deposit in the
         Collection Account (the "Issuers' Interest") ......................................................   $  252,886.49
                                                                                                               ------------------

IV. SERVICER ADVANCES

    (a.) Aggregate amount of Servicer Advances at the beginning of the Collection Period ...................   $  374,831.76
                                                                                                               ------------------
    (b.) Servicer Advances reimbursed during the Collection Period .........................................   $   16,900.72
                                                                                                               ------------------
    (c.) Amount of unreimbursed Service Advances to be reimbursed on the
         Settlement Date ...................................................................................   $-
                                                                                                               ------------------
    (d.) Servicer Advances made during the related Collection Period .......................................   $   12,195.87
                                                                                                               ------------------
    (e.) Aggregate amount of Servicer Advances at the end of the Collection
         Period ............................................................................................   $  370,126.91
                                                                                                               ------------------
    (f.) Amount of delinquent Scheduled Payments for which Servicer Advances
         were not made .....................................................................................   $ -
                                                                                                               ------------------

V.  RESERVE ACCOUNT

    (a.)  Amount on deposit at the beginning of the related Collection Period ..............................   $ 1,104,761.18
                                                                                                               ------------------
    (b.) Amount of interest earnings reinvested for the related Monthly Period. ............................   $     2,033.77
                                                                                                               ------------------
    (c.)  Amounts used to cover shortfalls, if any,  for the related Collection Period .....................   $ -
                                                                                                               ------------------
    (d.)  Amounts transferred from the Collection Account, if applicable ...................................   $ -
                                                                                                               ------------------
    (e.)  Balance remaining before calculating Required Reserve Amount .....................................   $ 1,106,794.95
                                                                                                               ------------------

    (f.)  Required Reserve Amount needed as of the related Collection Period ...............................   $ 1,104,761.18
                                                                                                               ------------------

    (g1.) If (e) above is greater than (f), then excess amount to be transferred to the Series Obligors ....   $     2,033.77
                                                                                                               ------------------
    (g2.) If (e) is greater than (d), then amount of shortfall .............................................
                                                                                                               ------------------

    (h.)  Amounts on deposit at the end of the related Collection Period (e minus g1) ......................   $ 1,104,761.18
                                                                                                               ------------------

    (i.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
          as of the related Collection period ? Y or N .....................................................     YES
                                                                                                               ------------------


VI. RESIDUAL ACCOUNT

    (a.) Amount on deposit at the beginning of the related Collection Period ...............................   $ -
                                                                                                               ------------------
    (b.) Amounts transferred from the Collection Account ...................................................   $ -
                                                                                                               ------------------
    (c.) Amounts used to cover shortfalls for the related Collection Period ................................   $ -
                                                                                                               ------------------
    (d.) Amount on deposit at the end of the related Collection Period .....................................   $ -
                                                                                                               ------------------

VII.ADVANCE PAYMENTS

    (a.) Beginning aggregate Advance Payments ..............................................................   $   196,597.02
                                                                                                               ------------------
    (b.) Add:  Amount of Advance Payments collected during the related Collection Period ...................   $   118,395.12
                                                                                                               ------------------
    (c.) Add:  Investment earnings for the related  Collection Period ......................................   $ -
                                                                                                               ------------------
    (d.) Less: Amount of Advance Payments withdrawn for deposit into Facility Account ......................   $   142,189.17
                                                                                                               ------------------
    (e.) Ending aggregate Advance Payments .................................................................   $   172,802.97
                                                                                                               ------------------






    ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

    BY:     /s/ Mark Shapiro
            ----------------
    TITLE:  Asst. Treasurer

    DATE:   01/10/02
           -----------------